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                                                                   EXHIBIT 23(a)




                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
VIMRX Pharmaceuticals Inc.


We consent to the use of our report dated March 23, 1998, incorporated herein by reference, and attached hereto, and to the reference to our firm under the heading "Experts" in the prospectus.

                                                   KPMG LLP


Wilmington, Delaware
January 19, 1999